Exhibit 10.1

Execution Copy

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of October 27, 2009 (this “Amendment”), is by and among ASSET ACCEPTANCE CAPITAL CORP. (the “Borrower”), the Lenders party to the Credit Agreement described below (collectively, the “Lenders” and individually, a “Lender”), and JPMORGAN CHASE BANK, N.A., a national banking association, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

RECITALS

A. The Borrower, the Administrative Agent and the Lenders entered into a Credit Agreement, dated as of June 5, 2007 (as amended by a First Amendment to Credit Agreement dated as of March 10, 2008, and as further amended or modified from time to time, the “Credit Agreement”).

B. The Borrower desires to amend the Credit Agreement, and the Administrative Agent and the Lenders are willing to do so strictly in accordance with the terms hereof.

TERMS

In consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:

ARTICLE 1.

AMENDMENTS

Upon the satisfaction of the conditions set forth in Article 3 hereof, the Credit Agreement shall be amended as follows:

1.1 The following definitions in Section 1.01 are restated as follows:

“Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus  1/2 of 1% or (c) the Adjusted LIBO Rate for a one month Interest Period on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1%, provided that, for the avoidance of doubt, the Adjusted LIBO Rate for any day shall be based on the rate appearing on the Reuters Screen LIBOR01 Page 1 (or on any successor or substitute page) at approximately 11:00 a.m. London time on such day. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted LIBO Rate shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted LIBO Rate, respectively.

“Applicable Margin” means, for any day, (a) with respect to any Eurocurrency Loan or ABR Loan that is a Tranche B Term Loan, as the case may be, the applicable rate per annum set forth below under the caption “Tranche B Eurocurrency Spread” or “Tranche B ABR Spread”, as the case may be, based upon the Leverage Ratio as of the most recent determination date and (b) with respect to any Eurocurrency Loan or ABR Loan that is a Revolving Loan or with respect to the commitment fees or fees on Letters of Credit payable hereunder, as the case may be, the applicable rate per annum set forth below under the caption “Revolving Eurocurrency Spread”, “Revolving ABR Spread”, “Commitment Fee Rate” or “Letter of Credit Fee”, as the case may be, based upon the Leverage Ratio as of the most recent determination date:

Level	Leverage Ratio	Tranche B Eurocurrency Spread	Revolving Eurocurrency Spread and Letter of Credit Fee	Tranche B ABR Spread	Revolving ABR Spread	Commitment Fee Rate
I	< 0.375	3.25%	2.50%	2.25%	1.50%	0.50%
II	≥ 0.375 and < 0.625	3.25%	2.75%	2.25%	1.75%	0.50%
III	≥ 0.625 and < 0.875	3.25%	3.00%	2.25%	2.00%	0.50%
IV	≥ 0.875 and < 1.125	3.50%	3.25%	2.50%	2.25%	0.50%
V	≥ 1.125	3.50%	3.50%	2.50%	2.50%	0.50%

The Applicable Margin shall be determined in accordance with the foregoing table based on the Leverage Ratio as of the end of each Fiscal Quarter. Adjustments, if any, to the Applicable Margin shall be effective the first day of the month following the month that the Administrative Agent is scheduled to receive the applicable financials under Section 5.01(a) or (b) and certificate under Section 5.01(c). If the Borrower fails to deliver the financials to the Administrative Agent at the time required hereunder, then the Applicable Margin shall be set at Level IV until such financials are so delivered. Notwithstanding anything herein to the contrary, the Applicable Margin shall be set at Level III as of the effective date of the Second Amendment to this Agreement.

“Consolidated Adjusted EBITDA” means Consolidated Net Income plus, to the extent deducted from revenues in determining Consolidated Net Income, (a) Consolidated Interest Expense, (b) expense for taxes paid or accrued net of tax refunds, (c) depreciation expense, (d) amortization expense (excluding amortization of Receivables), (e) the Amortized Collections and (f) non-cash losses and non-cash expenses, minus, to the extent included in Consolidated Net Income, extraordinary gains (as determined in accordance with GAAP) realized other than in the ordinary course of business and non-cash gains and other non-cash income, all calculated for the Borrower and its Subsidiaries on a consolidated basis.

“Defaulting Lender” means any Lender, as determined by the Administrative Agent, that has (a) failed to fund any portion of its Loans or participations in Letters of Credit or Swingline Loans within three Business Days of the date required to be funded by it hereunder, (b) notified the Borrower, the Administrative Agent, the Issuing Bank, the Swingline Lender or any Lender in writing that it does not intend to comply with any of its funding obligations under this Agreement or has made a public statement to the effect that it does not intend to comply with its funding obligations under this Agreement or under other agreements in which it commits to extend credit, (c) failed, within three Business Days after request by the Administrative Agent, to confirm that it will comply with the terms of this Agreement relating to its obligations to fund prospective Loans and participations in then outstanding Letters of Credit and Swingline Loans, (d) otherwise failed to pay over to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within three Business Days of the date when due, unless the subject of a good faith dispute, or (e) (i) become or is insolvent or has a parent company that has become or is insolvent or (ii) become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment or has a parent company that has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment; provided, however, in all cases that a Defaulting Lender shall no longer be deemed a Defaulting Lender when the Defaulting Lender shall have cured the conditions which shall have caused it to be a Defaulting Lender hereunder.

“Required Lenders” means, at any time, Lenders having Credit Exposure and unused Commitments representing more than 50% of the sum of the total Credit Exposure and unused Commitments at such time. The “Required Lenders” of a particular Class of Loans means Lenders having Revolving Exposures, outstanding Tranche B Term Loans and unused Commitments of such Class, as applicable, representing more than 50% of the total Revolving Exposures, outstanding Tranche B Term Loans and unused Commitments of such Class, as applicable, at such time. The Credit Exposure and unused Commitments of any Defaulting Lender shall be disregarded in determining Required Lenders at any time, except in respect of any matters which would treat the Defaulting Lender differently from the other Lenders in the same Class of Loans.

“Required Revolving Lenders” means, at any time, Lenders having Revolving Exposure and unused Revolving Commitments representing more than 50% of the sum of the total Revolving Exposure and unused Revolving Commitments at such time. The Revolving Exposure and unused Revolving Commitments of any Defaulting Lender shall be disregarded in determining Required Revolving Lenders at any time except in respect of any matters which would treat the Defaulting Lender differently from the other Lenders having Revolving Exposure.

1.2 The following definition is added to Section 1.01 of the Credit Agreement:

“Related Investment” means an investment by the Company or any of its Subsidiaries in a vendor to the Company or any of its Subsidiaries or in a Person engaged in a business that is conducted by the Borrower or any of its Subsidiaries on the date of execution of this Agreement and businesses reasonably related thereto.

1.3 Reference in the definition of “Change in Control” to “25%” is replaced with “35%”.

1.4 Reference in the definition of “Excess Cash Flow” to (a) “non-cash charges” is replaced with “non-cash losses and non-cash expenses” and (b) “non-cash income items” is replaced with “non-cash gains and other non-cash income”.

1.5 The following new Section 2.21 is added to the Credit Agreement:

SECTION 2.21 Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender:

(a) if any Swingline Exposure or LC Exposure exists at the time a Lender is a Defaulting Lender, the Borrower shall within one Business Day following notice by the Administrative Agent (i) prepay such Swingline Exposure or, if agreed by the Swingline Lender, cash collateralize the Swingline Exposure of the Defaulting Lender on terms satisfactory to the Swingline Lender and (ii) cash collateralize such Defaulting Lender’s LC Exposure in accordance with the procedures set forth in Section 7.01 for so long as such LC Exposure is outstanding; and

(b) the Swingline Lender shall not be required to fund any Swingline Loan and the Issuing Bank shall not be required to issue, amend or increase any Letter of Credit unless it is satisfied that cash collateral will be provided by the Borrower in accordance with Section 2.21(a).

1.6 Reference in Section 3.04(b) to “December 31, 2006” is replaced with “December 31, 2008”.

1.7 The period at the end of Section 6.04(e) is replaced with “: and” and the following new Section 6.04(f) is added to the Credit Agreement:

(f) Related Investments in an aggregate amount, measured as of the time made, not to exceed $5,000,000

1.8 Section 6.09 entitled “Change of Name or Location; Change of Fiscal Year” is restated as follows:

SECTION 6.09. Change of Name or Location; Change of Fiscal Year. No Loan Party shall (a) change its name as it appears in official filings in the state of its incorporation or organization, (b) change the type of entity that it is, (c) change its organization identification number, if any, issued by its state of incorporation or other organization or mailing address, or (d) change its state of incorporation or organization, in each case, unless the Administrative Agent shall have received at least thirty days prior written notice of such change and the Administrative Agent shall have acknowledged in writing that either (1) such change will not adversely affect the validity, perfection or priority of the Administrative Agent’s security interest in the Collateral, or (2) any reasonable action requested by the Administrative Agent in connection therewith has been completed or taken (including any action to continue the attachment, priority, perfection or enforceability of any Liens in favor of the Administrative Agent, on behalf of Lenders, in any Collateral). No Loan Party shall change its chief executive office or principal place of business unless the Administrative Agent shall have received at least thirty days’ prior written notice of such change and the new chief executive office or principal place of business is located in the continental U.S. and such Loan Party shall have promptly taken any reasonable action requested by the Administrative Agent in connection therewith (including any action to continue the attachment, priority, perfection or enforceability of any Liens in favor of the Administrative Agent, on behalf of Lenders, in any Collateral). No Loan Party shall change its locations at which Collateral is held or stored, or the location of its records concerning the Collateral as set forth in the Collateral Documents, in each case, unless the Administrative Agent shall have received at least five days, or thirty days if such new location is located outside the continental U.S. (or in each of the foregoing cases, such other period of time agreed to by the Borrower and the Administrative Agent from time to time), prior written notice of such change and the Administrative Agent shall have acknowledged in writing that either (1) such change will not adversely affect the validity, perfection or priority of the Administrative Agent’s security interest in the Collateral, or (2) any reasonable action requested by the Administrative Agent in connection therewith has been completed or taken (including any action to continue the attachment, priority, perfection or enforceability of any Liens in favor of the Administrative Agent, on behalf of Lenders, in any Collateral). No Loan Party shall change its Fiscal Year or Fiscal Quarter end.

1.9 Section 6.09 entitled “Amendments to Agreements” is re-designated as Section 6.09-B.

1.10 Section 6.12(a) is restated as follows:

(a) Leverage Ratio. Permit or suffer the Leverage Ratio to exceed (i) 1.50 to 1.0 at any time on or before December 30, 2011 or (iii) 1.25 to 1.0 at any time thereafter.

1.11 Reference in Section 6.12(b) to “$80,000,000” is deleted and “$85,000,000” is substituted in place thereof.

1.12 Section 6.12(c) is restated as follows:

(c) Ratio of Total Liabilities to Tangible Net Worth. Permit or suffer the ratio of the Consolidated Total Liabilities to the Consolidated Tangible Net Worth to exceed (i) 2.50 to 1.0 at any time on or before December 30, 2011, (ii) 2.25 to 1.0 at any time on or after December 31, 2011 and on or before March 30, 2012, or (iii) 2.00 to 1.0 to any time thereafter.

1.13 The following is added to the end of Section 9.02(b) of the Credit Agreement: “Without limiting the foregoing, Section 2.21 may not be amended or otherwise modified without the prior written consent of the Administrative Agent, the Issuing Bank and the Swingline Lender.”

ARTICLE 2.

REPRESENTATIONS

The Borrower represents and warrants to the Administrative Agent and the Lenders that:

2.1 The execution, delivery and performance of this Amendment are within the Borrower’s corporate powers and have been duly authorized by all necessary corporate and, if required, stockholder action. This Amendment has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

2.2 The execution, delivery and performance of this Amendment by the Borrower (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Borrower or any of its Subsidiaries or any order of any Governmental Authority, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon the Borrower or any of its Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by the Borrower or any of its Subsidiaries, and (d) will not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries.

2.3 After giving effect to the amendments herein contained, the representations and warranties contained in Article III of the Credit Agreement and the representations and warranties contained in the other Loan Documents are true on and as of the date hereof with the same force and effect as if made on and as of the date hereof.

2.4 No Default exists or has occurred and is continuing on the date hereof.

ARTICLE 3.

CONDITIONS PRECEDENT

This Amendment shall become effective as of the date hereof when each of the following conditions is satisfied:

3.1 The Borrower and the Required Lenders shall have signed this Amendment.

3.2 The Guarantors shall have signed the Consent and Agreement hereto.

3.3 The Borrower shall have paid to the Administrative Agent, for the account of each Lender that has signed this Amendment on or before 5:00 pm EST on the date hereof, a fee in an amount equal to 50.0 basis points on the sum of such Lender’s Revolving Commitment plus the outstanding principal balance of such Lender’s Tranche B Term Loan.

3.4 The Borrower shall have delivered or caused to be delivered to the Administrative Agent such other documents and satisfied such other conditions as required by the Administrative Agent.

ARTICLE 4.

MISCELLANEOUS.

4.1 References in the Credit Agreement or in any other Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby and as further amended from time to time.

4.2 Except as expressly amended hereby, each of the Borrower and each Guarantor (by Consent and Agreement hereto) acknowledges and agrees that (a) the Credit Agreement and all other Loan Documents are ratified and confirmed and shall remain in full force and effect, (b) it has no set off, counterclaim, defense or other claim or dispute with respect to any Loan Document, and (c) it has no actual or potential claim or cause of action against the Administrative Agent or any Lender with respect to any matters through the date hereof, and hereby waives and agrees not to assert any claims or causes of action against the Administrative Agent, any Lender or any of their Affiliates, or any of their respective officers, directors, employees, attorneys and agents, on any theory of liability, whether known or unknown, matured or contingent, including, without limitation, for special, indirect, consequential or punitive damages, arising by virtue of any actions taken, actions omitted, or the occurrence of any event prior to the date hereof, arising out of or relating to, or in connection with, this Amendment, the other Loan Documents or any of the transactions entered into in connection therewith or contemplated thereby.

4.3 This Amendment shall be governed by and construed in accordance with the laws of the State of Michigan. This Amendment may be signed upon any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument, and signatures sent by facsimile or electronic mail message shall be effective as originals. Terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement. This Amendment is a Loan Document.

IN WITNESS WHEREOF, the parties signing this Amendment have caused this Amendment to be executed and delivered as of the day and year first above written.

ASSET ACCEPTANCE CAPITAL CORP.

By	/s/ MARK A. REDMAN
	Name:	Mark A. Redman
	Title:	SVP & Chief Financial Officer

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION individually and as Administrative Agent,

By	/s/ CARLTON M. FAISON
	Name:	Carlton M. Faison
	Title:	Senior Vice President

RBS CITIZENS, N.A. (f/k/a Charter One Bank, N.A.)

By	/s/ ANDRE A. NAZARETH
	Name:	Andre A. Nazareth
	Title:	Senior Vice President

CITIZENS BANK

By	/s/ KATHRYN M. RITTER
	Name:	Kathryn M. Ritter
	Title:	FVP

COMERICA BANK

By	/s/ CHRIS UHL
	Name:	Chris Uhl
	Title:	AVP

FIFTH THIRD BANK, an Ohio banking corporation, successor by merger with Fifth Third Bank, a Michigan banking corporation

By	/s/ KELLY M. HAMRICK
	Name:	Kelly M. Hamrick
	Title:	Vice President

BANK OF AMERICA, N.A., successor to LASALLE BANK MIDWEST N.A.

By	/s/ NEIL HILTON
	Name:	Neil Hilton
	Title:	SVP

BANK OF SCOTLAND PLC

By	/s/ JULIA R. FRANKLIN
	Name:	Julia R. Franklin
	Title:	Assistant Vice President

BMO CAPITAL MARKETS FINANCING, INC.

By	/s/ CATHERINE GRYEZ
	Name:	Catherine Gryez
	Title:	Vice President

NATIONAL CITY BANK

By	/s/ STEVEN E. DICKER
	Name:	Steven E. Dicker
	Title:	Vice President

ISRAEL DISCOUNT BANK OF NEW YORK

By	/s/ JEFFREY S. ACKERMAN
	Name:	Jeffrey S. Ackerman
	Title:	Senior Vice President

By	/s/ MICHAEL KERNEKLIAN
	Name:	Michael Kerneklian
	Title:	Vice President

Term Loan B Lenders:

Name: Airlie CLO 2006-I, Ltd.

By	/s/ COLIN DONLAN
	Name:	Colin Donlan
	Title:	Authorized Signatory

Term Loan B Lenders:

Name: AMMC CLO VI, LIMITED By: American Money Management Corp., as Collateral Manager

By	/s/ KENNETH J. BUSHMAN
	Name:	Kenneth J. Bushman
	Title:	Vice President

Term Loan B Lenders:

Name: Apidos CDO I
By its investment adviser Apidos Capital Management, LLC

By	/s/ GRETCHEN BERGSTRESSER
	Name:	Gretchen Bergstresser
	Title:	Managing Director

Name: Apidos CDO II
By its investment adviser Apidos Capital Management, LLC

By	/s/ GRETCHEN BERGSTRESSER
	Name:	Gretchen Bergstresser
	Title:	Managing Director

Name: Apidos CDO III
By its investment adviser Apidos Capital Management, LLC

By	/s/ GRETCHEN BERGSTRESSER
	Name:	Gretchen Bergstresser
	Title:	Managing Director

Name: Apidos CDO IV
By its investment adviser Apidos Capital Management, LLC

By	/s/ GRETCHEN BERGSTRESSER
	Name:	Gretchen Bergstresser
	Title:	Managing Director

Name: Apidos Cinco CDO
By its investment adviser Apidos Capital Management, LLC

By	/s/ GRETCHEN BERGSTRESSER
	Name:	Gretchen Bergstresser
	Title:	Managing Director

Term Loan B Lenders:

Name: Atrium VI
By: Credit Suisse Alternative Capital Inc., as collateral manager

By	/s/ THOMAS FLANNERY
Name: Thomas Flannery
Title: Authorized Signatory

Term Loan B Lenders:

Name: BIG SKY III SENIOR LOAN TRUST
BY: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

By	/s/ CRAIG P. RUSS
Name: Craig P. Russ
Title: Vice President

Term Loan B Lenders:

Name: BlackRock Senior Income Series V Limited Longhorn CDO III Ltd.

By	/s/ ANNMARIE SMITH
Name: AnnMarie Smith
Title: Authorized Signatory

Term Loan B Lenders:

Name: CIFC FUNDING 2007-III, Ltd. CIFC FUNDING 2007-IV, Ltd.

By	/s/ STEVE VACCARO
Name: Steve Vaccaro
Title: Co-Chief Investment Officer

Term Loan B Lenders:

Name: ColumbusNova CLO Ltd. 2006-I

By	/s/ BENJAMIN PETERSON
Name: Benjamin Peterson
Title: Associate Director

Term Loan B Lenders:

Name: ColumbusNova CLO Ltd. 2006-II

By	/s/ BENJAMIN PETERSON
Name: Benjamin Peterson
Title: Associate Director

Term Loan B Lenders:

Name: ColumbusNova CLO Ltd. 2007-I

By	/s/ BENJAMIN PETERSON
Name: Benjamin Peterson
Title: Associate Director

Term Loan B Lenders:

Name: ColumbusNova CLO IV Ltd. 2007-II

By	/s/ BENJAMIN PETERSON
Name: Benjamin Peterson
Title: Associate Director

Term Loan B Lenders:

Name: EAGLE LOAN TRUST
By: Stanfield Capital Partners, LLC as its Collateral Manager

By	/s/ CHRISTOPHER E. JANSEN
Name: Christopher E. Jansen
Title: Managing Partner

Term Loan B Lenders:

Name: Eaton Vance CDO VIII, Ltd.
By: Eaton Vance Management as Investment Advisor

By	/s/ CRAIG P. RUSS
Name: Craig P. Russ
Title: Vice President

Term Loan B Lenders:

Name: Eaton Vance CDO IX, Ltd.
By: Eaton Vance Management as Investment Advisor

By	/s/ CRAIG P. RUSS
Name: Craig P. Russ
Title: Vice President

Term Loan B Lenders:

Name: Eaton Vance Loan Opportunities Fund, LTD.
By: Eaton Vance Management as Investment Advisor

By	/s/ CRAIG P. RUSS
Name: Craig P. Russ
Title: Vice President

Term Loan B Lenders:

Name: EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
By: Eaton Vance Management as Investor Advisor

By	/s/ CRAIG P. RUSS
Name: Craig P. Russ
Title: Vice President

_

Term Loan B Lenders:

Name: Eaton Vance
VT FLOATING-RATE INCOME FUND
By: Eaton Vance Management as Investor Advisor

By	/s/ CRAIG P. RUSS
Name: Craig P. Russ
Title: Vice President

Term Loan B Lenders:

Name: 1888 FUND, LTD.
By: Guggenheim Investment Management, LLC as Collateral Manager

By	/s/ KAITLIN TRINH
Name: Kaitlin Trinh
Title: Director

Term Loan B Lenders:

FM LEVERAGED CAPITAL FUND II
By: GSO/BLACKSTONE Debt Funds Management LLC as Subadviser to FriedbergMilstein LLC

By	/s/ DEAN T. CRIARES
Name: Dean T. Criares
Title: Authorized Signatory

GALE FORCE 4 CLO, LTD.
By: GSO/BLACKSTONE Debt Funds Management LLC as Collateral Manager

By	/s/ DEAN T. CRIARES
Name: Dean T. Criares
Title: Authorized Signatory

TRIBECA PARK CLO LTD.
By: GSO/BLACKSTONE Debt Funds Management LLC as collateral Manager

By	/s/ DEAN T. CRIARES
Name: Dean T. Criares
Title: Authorized Signatory

Term Loan B Lenders:

GENERAL ELECTRIC CAPITAL CORPORATION

By	/s/ JEFFREY SKINNER
Duly Authorized Signatory

Term Loan B Lenders:

Name: GRAYSON & CO
BY: BOSTON MANAGEMENT AND RESEARCH AS INVESTMENT ADVISOR

By	/s/ CRAIG P. RUSS
Name: Craig P. Russ
Title: Vice President

Term Loan B Lenders:

Name: GREEN LANE CLO, LTD.
BY: Guggenheim Investment Management, LLC as Collateral Manager

By	/s/ KAITLIN TRINH
Name: Kaitlin Trinh
Title: Director

Term Loan B Lenders:

GULF STREAM-SEXTANT CLO 2007-I, LTD.
BY: Gulf Stream Asset Management, LLC As Collateral Manager

By	/s/ BARRY K. LOVE
Name: Barry K. Love
Title: Chief Credit Officer

Term Loan B Lenders:

KINGSLAND I, LTD.
BY: Kingsland Capital Management LLC as Manager

By	/s/ VINCENT SIINO
Name:	Vincent Siino
Title:	Authorized Officer

Term Loan B Lenders:

KINGSLAND III, LTD.
BY: Kingsland Capital Management LLC as Manager

By	/s/ VINCENT SIINO
Name:	Vincent Siino
Title:	Authorized Officer

Term Loan B Lenders:

KINGSLAND IV, LTD.
BY: Kingsland Capital Management LLC as Manager

By	/s/ VINCENT SIINO
Name:	Vincent Siino
Title:	Authorized Officer

Term Loan B Lenders:

KINGSLAND V, LTD.
BY: Kingsland Capital Management LLC as Manager

By	/s/ VINCENT SIINO
Name:	Vincent Siino
Title:	Authorized Officer

Term Loan B Lenders:

Name: LightPoint CLO III, Ltd.

By	/s/ COLIN DONLAN
Name:	Colin Donlan
Title:	Authorized Signatory

Term Loan B Lenders:

Name: LightPoint CLO IV, Ltd.

By	/s/ COLIN DONLAN
Name:	Colin Donlan
Title:	Authorized Signatory

Term Loan B Lenders:

Name: LightPoint CLO V, Ltd.

By	/s/ COLIN DONLAN
Name:	Colin Donlan
Title:	Authorized Signatory

Term Loan B Lenders:

Name: LightPoint CLO VII, Ltd.

By	/s/ COLIN DONLAN
Name:	Colin Donlan
Title:	Authorized Signatory

Term Loan B Lenders:

Name: LightPoint CLO VIII, Ltd.

By	/s/ COLIN DONLAN
Name:	Colin Donlan
Title:	Authorized Signatory

Term Loan B Lenders:

Name: FEINGOLD O’KEEFFE CAPITAL, LLC As Collateral Manager for Lime Street CLO, Ltd.

By	/s/ SCOTT DORSI
Name:	Scott Dorsi
Title:	Portfolio Manager

Term Loan B Lenders:

Name:
BlackRock Senior Income Series V Limited Longhorn CDO III Ltd.

By	/s/ ANNMARIE SMITH
Name:	AnnMarie Smith
Title:	Authorized Signatory

Term Loan B Lenders:

Name: Mountain View CLO III, Ltd.
By: Seix Investment Advisors LLC, as Collateral Manager

By	/s/ GEORGE GOUDELIAS
Name:	George Goudelias
Title:	Managing Director

Term Loan B Lenders:

Name: THE NORINCHUKIN BANK, NEW YORK BRANCH, through State Street Bank and Trust Company N.A. as Fiduciary Custodian
By: Eaton Vance Management, Attorney-in-fact

By	/s/ CRAIG P. RUSS
Name:	Craig P. Russ
Title:	Vice President

Term Loan B Lenders:

Name:	Pioneer Floating Rate Fund Pioneer Diversified High Income Trust Pioneer Institutional Solutions – Credit Opportunities

By: Pioneer Investment Management, Inc., Its advisor

By	/s/ MARGARET C. BEGLEY
Name:	Margaret C. Begley
Title:	Assistant Secretary and Associate General Counsel

Name:	Montpeller Investments Holdings, Ltd.

By:	Pioneer Investment Management, Inc., Its advisor

By	/s/ MARGARET C. BEGLEY
Name:	Margaret C. Begley
Title:	Assistant Secretary and Associate General Counsel

Term Loan B Lenders:

PPM GRAYHAWK CLO, LTD.

By	/s/ DAVID C. WAGNER
PPM America, Inc., as Collateral Manager
Name:	David C. Wagner
Title:	Managing Director

Term Loan B Lenders:

Name: PPM Shadow Creek Funding LLC

By	/s/ STACY LAI
Name:	Stacy Lai
Title:	Assistant Vice President

Term Loan B Lenders:

PROSPERO CLO II B.V.

By	/s/ WILLIAM LEMBERG
Name:	WILLIAM LEMBERG
Title:	SENIOR VICE PRESIDENT

Term Loan B Lenders:

SFR, LTD.
By: Four Corners Capital Management, LLC As Collateral Manager

/s/ MATT O’MARA
Matt O’Mara
Vice President

Term Loan B Lenders:

Name:	Shiprock Finance, SPC, acting on behalf of and for the account of SF-3 Segregated Portfolio

By	/s/ MATTHEW GARVIE
Name:	Matthew Garvie
Title:	Vice President

Term Loan B Lenders:

Name:	Stanfield Arnage CLO Ltd. By: Stanfield Capital Partners, LLC as its Collateral Manager

By	/s/ CHRISTOPHER E. JANSEN
Name:	Christopher E. Jansen
Title:	Managing Partner

Term Loan B Lenders:

Name:	Stanfield AZURE CLO, Ltd.
By: Stanfield Capital Partners, LLC
as its Collateral Manager

By	/s/ CHRISTOPHER E. JANSEN
Name:	Christopher E. Jansen
Title:	Managing Partner

Term Loan B Lenders:

Name:	Stanfield Bristol CLO, Ltd.
By: Stanfield Capital Partners, LLC
as its Collateral Manager

By	/s/ CHRISTOPHER E. JANSEN
Name:	Christopher E. Jansen
Title:	Managing Partner

Term Loan B Lenders:

Name:	Stanfield Carrera CLO, Ltd.
By: Stanfield Capital Partners, LLC
as its Asset Manager

By	/s/ CHRISTOPHER E. JANSEN
Name:	Christopher E. Jansen
Title:	Managing Partner

Term Loan B Lenders:

Name:	Stanfield Daytona CLO, Ltd.
By: Stanfield Capital Partners, LLC
as its Collateral Manager

By	/s/ CHRISTOPHER E. JANSEN
Name:	Christopher E. Jansen
Title:	Managing Partner

Term Loan B Lenders:

Name:	Stanfield McLaren CLO, Ltd.
By: Stanfield Capital Partners, LLC
as its Collateral Manager

By	/s/ CHRISTOPHER E. JANSEN
Name:	Christopher E. Jansen
Title:	Managing Partner

Term Loan B Lenders:

Name:	Stanfield Modena CLO, Ltd.
By: Stanfield Capital Partners, LLC
as its Asset Manager

By	/s/ CHRISTOPHER E. JANSEN
Name:	Christopher E. Jansen
Title:	Managing Partner

Term Loan B Lenders:

Name:	Stanfield Vantage CLO, Ltd.
By: Stanfield Capital Partners, LLC
as its Asset Manager

By	/s/ CHRISTOPHER E. JANSEN
Name:	Christopher E. Jansen
Title:	Managing Partner

Term Loan B Lenders:

Name:	Stanfield Veyron CLO, Ltd.
By: Stanfield Capital Partners, LLC
as its Collateral Manager

By	/s/ CHRISTOPHER E. JANSEN
Name:	Christopher E. Jansen
Title:	Managing Partner

Term Loan B Lenders:

Name:	Tralee CDO I, Ltd.
By: Par-Four Investment Management, LLC
as Collateral Manager

By	/s/ EDWARD LABRENZ
Name:	Edward Labrenz
Title:	Authorized Signatory

Term Loan B Lenders:

Name:	WhiteHorse I, Ltd.
By WhiteHorse Capital Partners, L.P.
As collateral manager
By WhiteRock Asset Advisor, LLC, its G.P.

By	/s/ ETHAN M. UNDERWOOD
Name:	Ethan M. Underwood, CFA
Title:	Portfolio Manager

Term Loan B Lenders:

Name:	XL Re Europe Limited
By: Stanfield Capital Partners, LLC
signed as: its Collateral Manager

By	/s/ CHRISTOPHER E. JANSEN
Name:	Christopher E. Jansen
Title:	Managing Partner

CONSENT AND AGREEMENT

As of the date and year first above written, each of the undersigned hereby:

(a) fully consents to the terms and provisions of the above Amendment and the consummation of the transactions contemplated hereby and acknowledges and agrees to all of the representations, covenants, terms and provisions of the above Amendment applicable to it;

(b) represents and warrants to the Administrative Agent and the Lenders that (i) the execution, delivery and performance of this Consent and Agreement are within its corporate powers and have been duly authorized by all necessary corporate and, if required, stockholder action, (ii) this Consent and Agreement has been duly executed and delivered by it and constitutes a legal, valid and binding obligation of it, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law and (iii) the execution, delivery and performance of this Consent and Agreement by it (w) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (x) will not violate any applicable law or regulation or its charter, by-laws or other organizational documents or any of its Subsidiaries or any order of any Governmental Authority, (y) will not violate or result in a default under any indenture, agreement or other instrument binding upon it or any of its Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by it or any of its Subsidiaries, and (z) will not result in the creation or imposition of any Lien on any of its assets; and

(c) acknowledges that its consent and agreement hereto is a condition to the Lenders’ obligation under the above Amendment and it is in its interest and to its financial benefit to execute this consent and agreement.

ASSET ACCEPTANCE, LLC

By	/s/ MARK A. REDMAN
	Name:	Mark A. Redman
	Title:	Manager

CONSUMER CREDIT, LLC

By	/s/ MARK A. REDMAN
	Name:	Mark A. Redman
	Title:	Manager

PREMIUM ASSET RECOVERY CORPORATION

By	/s/ MARK A. REDMAN
	Name:	Mark A. Redman
	Title:	Assistant Secretary & Treasurer